Exhibit 10.1

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and Mutual Release (this “Settlement Agreement”), dated as of the 2nd day of November, 2015, is made by and between that certain holder listed on the signature page attached hereto (the “Holder”) of certain Pre-Funded Series B Warrants To Purchase Common Stock of xG Technology, Inc. issued on August 19, 2015 (collectively, the “Warrants”) and xG Technology, Inc. (“xG Technology” or the “Company”) (the Company and the Holder may also be referred to in the aggregate as the “Parties”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Warrants.

WHEREAS, the Holder purchased from the Company certain securities pursuant to a certain registration statement filed with the Securities and Exchange Commission (the “Commission”), which registration statement was declared effect on August 13, 2015 (File No. 333-203853); and

WHEREAS, at least one holder of the Warrants has identified a potential ambiguity in respect of the Warrants; and

WHEREAS, in order to avoid further expense, delay and uncertainty the Holder and the Company desire to settle and compromise all claims that have been asserted or could have asserted against one another in connection with the Warrants, without the admission or acknowledgment of fact, liability or wrongdoing, and each wishes to release the others from liability between and among them as of the date of this Settlement Agreement, subject only to the terms hereto;

WHEREAS, the Company is negotiating, and intends to implement, a settlement and release with respect to other holders of Warrants by entering into agreements ("Other Agreements") in a substantially identical form as this Settlement Agreement with other holders of Warrants ("Other Holders").

NOW THEREFORE, in consideration of the promises, mutual covenants and obligations of this Settlement Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.           Settlement of the Holder’s Claims.

Subject to the satisfaction (or waiver) of the conditions set forth in Section 4(a) and 4(b) below, the Company and the Holder hereby agree that, on the Closing Date (as defined below), in full and complete satisfaction of all claims that the Holder made or could have made against the Company arising in connection with the Warrants:

A.           The Company shall deliver to the Holder, new warrants initially exercisable to purchase the number of shares of the Company’s common stock, par value $0.00001, as set forth on the Holder's signature page hereto, such New Warrant shall be in a form substantially in the form attached hereto as Exhibit A (the “New Warrants”), which New Warrants and shares underlying such warrants, the Holder acknowledges shall be unregistered and restricted.

B.           the Holder shall execute and deliver to the Company a Release substantially in the form annexed hereto as Exhibit B.

C.           the Company shall execute and deliver to the Holder a Release substantially in the form annexed hereto as Exhibit C.

2.           Closing.

The date and time of the closing (the "Closing") of the transactions specified in Section 1 above (the "Closing Date") shall be 10:00 a.m., New York City time, on or before the 3rd Trading Day following the date hereof (or such other date and time as is mutually agreed to by the Company and the Holder), subject to the notification and satisfaction (or waiver) of the conditions to Closing set forth in Sections 4(a) and 4(b) below. The Closing shall be undertaken remotely by electronic exchange of documentation.

3.           No Liability.

The Parties agree that this Settlement Agreement constitutes the compromise of disputed claims with respect to the Warrants and that this Settlement Agreement is not and should not be considered or construed as an admission of any fact, liability or wrongdoing on the part of any Party to this Settlement Agreement.

4.           Closing Conditions.

(a)	Conditions to Company's obligations hereunder. The obligations of the Company to the Holder hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Holder with prior written notice thereof:

(i)	The Holder shall have duly executed this Settlement Agreement and delivered the same to the Company; and

(ii)	The representations and warranties of the Holder shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and the Holder shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder at or prior to the Closing Date.

(b)	Conditions to Holder's obligations hereunder. The obligations of the Holder hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Holder's sole benefit and may be waived by the Holder in respect of itself at any time in its sole discretion by providing the Company with prior written notice thereof:

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(i)	The Company shall have duly executed this Settlement Agreement and delivered the same to the Holder;

(ii)	The Company shall have obtained the listing of all of the shares of Common Stock underlying the New Warrants on each Eligible Market on which the Common Stock is then listed for trading; and

(iii)	The representations and warranties of the Company under this Agreement shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

5.           Successors and Assigns.

This Settlement Agreement shall be binding upon, and inure to the benefit of, the Party’s successors and assigns, including any entity in which any Party merges, consolidates or reorganizes.

6.           Governing Law.

The interpretation and enforcement of this Settlement Agreement shall be governed by the laws of the State of New York without regard to its conflict of law rules.

7.           Forum Selection.

The Parties consent to the exclusive jurisdiction of the State and Federal Courts located in the State and City of New York, for any dispute arising out of this Settlement Agreement.

8.           Suits for Enforcement and Remedies.

a.           In any action to enforce the terms of this Settlement Agreement, no right or remedy herein is intended to be exclusive of any other right or remedy.

b.           In any such action, the prevailing party shall be entitled to seek from the court its court costs and expenses and reasonable attorneys’ fees from the opposing party.

c.           No forbearance, indulgence, delay or failure to exercise any right or remedy herein shall operate as a waiver, nor as acquiescence in any default, nor shall any single or partial exercise of such right or remedy or the exercise of any other right or remedy operate as a waiver.

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9.           Notices.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Settlement Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or by electronic mail; or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.  The addresses, facsimile numbers and e-mail addresses for such communications shall be as follows, unless the Parties hereto are notified in writing of a different address:

If to the Holder, in accordance with the contact information set forth on the Holder's signature page hereto.

If to xG Technology:	Roger Branton, CFO
xG Technology, Inc.
240 S. Pineapple Avenue, Suite 701,
Sarasota, FL 34236
Facsimile: (941) 954-8595
Email: rbranton@xgtechnology.com

With a copy to:	David E. Danovitch, Esq.
Robinson Brog Leinwand Greene Genovese & Gluck P.C.
875 Third Avenue, 9th Floor
New York, New York 10022
Facsimile: (212) 956-2164
Email: ded@robinsonbrog.com

10.         Entire Agreement and Amendment.

This Settlement Agreement together with the schedules and exhibits annexed hereto constitutes the entire agreement between the Parties concerning the subject matter hereof. All negotiations between and among the Parties with respect to the Warrants are merged into this Settlement Agreement and there are no representations, warranties, covenants, understandings, agreements, oral or otherwise, in relation thereto between the Parties other than those incorporated herein and to be delivered hereunder. No provision of this Settlement Agreement may be amended other than by an instrument in writing signed by the Company and the Holder. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No consideration shall be offered or paid to any Other Holder to amend or consent to a waiver or modification of any provision of any of the Other Agreements unless the same consideration also is offered to the Holder. The Company hereby acknowledges and agrees that (i) all of the Company's securities (other than the Warrants) issued to the Holder continue to remain in full force and effect, (ii) the execution, delivery and effectiveness of this Settlement Agreement shall not operate as an amendment of any right, power or remedy of the Holder (other than with respect to the Warrants), and (iii) all such other securities are hereby ratified and confirmed in all respects.

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11.        Representations, Warranties and Covenants

(a)          Holder Representations, Warranties and Covenants. The Holder hereby represents and warrants to the Company that:

(i)          Authorization; Enforcement; Validity. The Holder has the requisite power and authority to execute and deliver this Settlement Agreement and perform its obligations hereunder; and this Settlement Agreement and the transactions contemplated hereby have been duly authorized by the Holder and the Holder’s general partner, advisor or Board of Directors, as the case may be. This Settlement Agreement has been duly and validly authorized, executed and delivered on behalf of the Holder and constitutes the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(ii)         No Conflicts. The execution, delivery and performance by the Holder of this Settlement Agreement and the consummation by the Holder of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Holder or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Holder is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Holder, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

(iii)        Settlement and Release. The Holder: (a) has read the terms of this Settlement Agreement and the Releases; (b) has been represented by counsel in connection with the review and execution of this Settlement Agreement; (c) fully understands the terms of this Settlement Agreement; (d) has been given sufficient time to consider whether to sign this Settlement Agreement; and (e) represents and warrants that no promises, statements or inducements have been made by the Company other than those expressly stated herein. The Holder affirmatively represents that this Settlement Agreement is fair and executed freely.

(iv)        Claims. The Holder has not heretofore assigned, transferred, pledged or hypothecated, or agreed or purported to assign, transfer, pledge or hypothecate, to any entity or individual, any of the claims that were made or that could have been made based on the subject matter of this settlement.

(b)          Company Representations, Warranties and Covenants. The Company hereby represents, warrants, agrees and covenants, as applicable, to and with the Holder that:

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(i)          Organization and Qualification. Each of the Company and each of its subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. As used in this Settlement Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries, individually or taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform any of its obligations hereunder.

(ii)         Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Settlement Agreement and to issue the New Warrants in accordance with the terms hereof. The execution and delivery of this Settlement Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the issuance of the New Warrants, have been duly authorized by the Company's Board of Directors and no further filing, consent or authorization is required by the Company, its Board of Directors or its stockholders. This Settlement Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(iii)        Issuance of Securities. The issuance of the New Warrants is duly authorized and, upon issuance in accordance with the terms hereof, the New Warrants shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens and charges and other encumbrances with respect to the issue thereof and upon exercise in accordance with the New Warrants, the shares of Common Stock underlying the New Warrants shall be fully paid and nonassessable with the holder thereof being entitled to all rights accorded to a holder of Common Stock. The offer and issuance by the Company of the New Warrants in conformity with this Settlement Agreement constitute transactions exempt from registration under the 1933 Act.

(iv)        No Conflicts. The execution, delivery and performance of this Settlement Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the New Warrants) will not (i) result in a violation of the Company's Certificate of Incorporation or Bylaws or other organizational documents of the Company or any of its subsidiaries, any capital stock of the Company or any of its subsidiaries or the articles of association or bylaws of the Company or any of its subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of Principal Market and including all applicable foreign, federal laws, rules and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected.

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(v)         Consents. The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Settlement Agreement in accordance with the terms hereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and the Company is unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by this Settlement Agreement. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. The issuance by the Company of the New Warrants shall not have the effect of delisting or suspending the Common Stock from the Principal Market.

(vi)        Other Agreements. The Company will not provide any Other Holders of Warrants with a more favorable settlement than is provided to the Holder hereunder or offer any consideration to any Other Holder of Warrants with respect to their Warrants without offering the same consideration to the Holder.

(vii)       Disclosure of Transactions and Other Material Information. The Company shall file a current report on Form 8-K (the “8-K Filing”) on or before 9:00 a.m., New York City time, on the first Business Day after the date hereof, in the form required by the 1934 Act, relating to the transactions contemplated by this Settlement Agreement and the Other Agreements and attaching a form of the New Warrant as an exhibit to such filing. From and after the filing of the 8-K Filing with the SEC, the Holder shall not be in possession of any material, nonpublic information received from the Company, any of its subsidiaries or any of their respective officers, directors, Affiliates, employees or agents, that is not disclosed in the 8-K Filing. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, Affiliates, employees or agents, on the one hand, and the Holder or any of its Affiliates, on the other hand, shall terminate. The Company shall not, and shall cause each of its subsidiaries and its and each of their respective officers, directors, Affiliates, employees and agents, not to, provide the Holder with any material, nonpublic information regarding the Company or any of its subsidiaries from and after the date hereof without the express prior written consent of the Holder. To the extent that the Company, any of its subsidiaries or any of their respective officers, directors, Affiliates, employees or agents delivers any material, non-public information to the Holder without the Holder's consent, the Company hereby covenants and agrees that the Holder's shall not have any duty of confidentiality to the Company, any of its subsidiaries or any of their respective officers, directors, Affiliates, employees or agents with respect to, or a duty to the Company, any of its subsidiaries or any of their respective officers, directors, Affiliates, employees or agents not to trade on the basis of, such material, non-public information. The Company understands and confirms that the Holder will rely on the foregoing representations in effecting transactions in securities of the Company.

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(viii)      Listing. The Company shall promptly secure the listing of all of (i) the shares of Common Stock underlying the New Warrants and (ii) any capital stock of the Company issued or issuable with respect to the shares of Common Stock underlying the New Warrants, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise (the “Listed Securities”) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall use commercially reasonable efforts to maintain such listing of all Listed Securities. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 11(b)(viii).

(ix)         Reporting Status. Until the earlier of (i) the date on which the Holder has sold all the New Warrants, the shares of Common Stock underlying the New Warrants and (iii) the date on which the Holder may sell all of the shares of Common Stock underlying the New Warrants without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(x)          No Integration Actions. None of the Company, any of its Affiliates or any Person acting on behalf of the Company or such Affiliate will sell, offer for sale or solicit offers to buy in respect of any security (as defined in the 1933 Act) that would be integrated with the issuance of the New Warrants or the shares of Common Stock underlying the New Warrants in a manner that would require the registration under the 1933 Act of the issuance to the Holder or require shareholder approval under the rules and regulations of the Principal Market, and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the 1933 Act or the rules and regulations of the Principal Market with the issuance of New Warrants contemplated hereby.

(xi)         Reservation of Shares. From the date hereof until the Closing, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the maximum number of shares of Common Stock underlying the New Warrants issuable under this Settlement Agreement and the Other Agreements.

(xii)        Most Favored Nation. The Company hereby represents and warrants as of the date hereof and covenants and agrees that none of the terms offered to any Person with respect to any consent, release, amendment, settlement or waiver relating to the settlement of ambiguities in the Warrants (each a “Settlement Document”), is or will be more favorable to such Person than those of the Holder and this Settlement Agreement. If, and whenever on or after the date hereof, the Company enters into a Settlement Document or amends or waives any term of a Settlement Document in a manner that benefits a securityholder of the Company (other than the Holder), then (i) the Company shall provide notice thereof to the Holder immediately following the occurrence thereof and (ii) the terms and conditions of this Settlement Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Settlement Document and/or amendment or waiver thereof, provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Settlement Agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this Section 11(b)(xii) shall apply similarly and equally to each Settlement Document and/or amendment or waiver thereof.

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(xiii)       Settlement and Release The Company: (a) has read the terms of this Settlement Agreement and the Releases; (b) has been represented by counsel in connection with the review and execution of this Settlement Agreement; (c) fully understands the terms of this Settlement Agreement; (d) has been given sufficient time to consider whether to sign this Settlement Agreement; and (e) represents and warrants that no promises, statements or inducements have been made by the Holder other than those expressly stated herein. The Company affirmatively represent that this Settlement Agreement is fair and executed freely.

(xiv)      Claims. The Company has not heretofore assigned, transferred, pledged or hypothecated, or agreed or purported to assign, transfer, pledge or hypothecate, to any entity or individual, any of the claims that were made or that could have been made based on the subject matter of this settlement.

(xv)       Registration Statement. If, and to the extent, the Company files a resale registration statement to register the shares of Common Stock underlying the New Warrants issued to the Holder, the Company hereby acknowledges and agrees that it will not identify the Holder as an underwriter in any public disclosure or filing without the prior written consent of the Holder; provided, that if the Company is required by the Commission to name the Holder as an underwriter, the Company shall promptly notify the Holder of the legal requirement and give the Holder the opportunity to persuade the Commission that said disclosure is not required. If the Holder is unable to eliminate the legal requirement to be identified as an underwriter and the Holder does not provide written consent within five (5) days of the initial notification by the Company, the Holder shall be required to withdraw as a selling stockholder from the resale registration statement.

12.         Severability.

The invalidity or unenforceability of any provision or covenant of this Settlement Agreement shall not affect the validity or enforceability of any other provision or covenant hereof, and any such invalid provision or covenant shall be deemed to be severable.

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13.         No Construction Against Drafter.

This Settlement Agreement shall be construed without regard to the Party or Parties responsible for the preparation of same and shall be deemed as prepared jointly by the Parties. Any ambiguity or uncertainty existing herein shall not be interpreted or construed against any Party.

14.          Further Assurances.

The Parties agree to execute and deliver such further instruments, and to take such further actions, as may be reasonably necessary or proper to effectuate and carry the purposes of this Settlement Agreement.

15.         Taxes

Each of the Parties shall be responsible for payment of its own taxes in connection with consideration paid or received in connection with this Settlement Agreement.

16.          Headings.

The section headings contained in this Settlement Agreement are for the convenience of reference only and shall not affect the construction of any provision of this Settlement Agreement.

17.          Counterparts.

This Settlement Agreement may be executed in two or more counterparts, via facsimile and/or PDF copies, each of which shall be deemed to be an original, and all the counterparts taken together constitute one and the same instrument.

18.          Independent Nature of Holder's Obligations and Rights. The obligations of the Holder under this Settlement Agreement are several and not joint with the obligations of any Other Holder, and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any Other Agreement. Nothing contained herein or in any Other Agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Settlement Agreement or any Other Agreement and the Company acknowledges that, to the best of its knowledge, the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Settlement Agreement or any Other Agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Settlement Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

[Balance of Page Intentionally Left Blank; Signatures on Following Page]

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IN WITNESS WHEREOF, the parties have duly executed this Settlement Agreement as of the date and year first above written.

xG Technology Inc.

By:
Name:
Title

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IN WITNESS WHEREOF, the parties have duly executed this Settlement Agreement as of the date and year first above written.

[______________]

By:
Name:
Title

Address:

Facsimile:
Email:

Number of shares of Common Stock underlying the New Warrants: 375,000

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EXHIBIT A

[FORM OF WARRANT]

A-1

EXHIBIT B

(HOLDERS’ RELEASE TO XG TECHNOLOGY)

GENERAL RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT:

[__________] on behalf of itself and its past, present and future heirs, executors, administrators, successors and assigns, shareholders, partners, employees, agents, members, controlling persons, representatives, affiliates, subsidiaries or other entities controlled by them (hereinafter, collectively referred to as “RELEASORS”), in consideration of the securities provided for in the annexed Settlement Agreement and Mutual Release dated November 2, 2015, executed by the RELEASEE and the RELEASOR (the "Settlement Agreement"), and other good and valuable consideration received from xG Technology, Inc. (hereinafter, referred to as “RELEASEE”), receipt whereof is hereby acknowledged, release and discharge the RELEASEE, and the RELEASEE’S past, present and future heirs, executors, administrators, successors, assigns, shareholders, partners, employees, agents, members, controlling persons, representatives, affiliates, subsidiaries or other entities controlled by them, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands solely with respect to the Warrants (as defined in the Settlement Agreement (as defined below)), in law, admiralty, or equity, which against the RELEASEE the RELEASOR ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing with respect to the Warrants from the beginning of the world to, and including, the date of this RELEASE, except for the obligations set forth in the Settlement Agreement and Mutual Release dated November 2, 2015, executed by the RELEASEE and the RELEASOR (the "Settlement Agreement").

The words “RELEASOR” and “RELEASEE” include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally but only by a writing signed by all the parties.

B-1

IN WITNESS WHEREOF, the RELEASOR have caused this RELEASE to be executed on the 2nd of November, 2015.

[______]

By:
Name:
Title:

Witness

Name:

B-2

EXHIBIT C

(xG TECHNOLOGY’S RELEASE TO HOLDERS)

GENERAL RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT:

xG TECHNOLOGY, INC., on behalf of itself and its past, present and future heirs, executors, administrators, successors and assigns, shareholders, partners, employees, agents, members, controlling persons, representatives, affiliates, subsidiaries or other entities controlled by them (hereinafter, collectively referred to as “RELEASORS”), for good and valuable consideration received from [________] (hereinafter, referred to as “RELEASEE”), receipt whereof is hereby acknowledged, release and discharge the RELEASEE, RELEASES’ past, present and future heirs, executors, administrators, successors, assigns, shareholders, partners, employees, agents, members, controlling persons, representatives, affiliates, subsidiaries or other entities controlled by them, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands solely with respect to the Warrants (as defined in the Settlement Agreement (as defined below)), in law, admiralty, or equity, which against the RELEASEE the RELEASORS ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing with respect to the Warrants from the beginning of the world to, and including, the date of this RELEASE, except for the obligations set forth in the Settlement Agreement and Mutual Release dated November 2, 2015, executed by the RELEASEE and the RELEASOR (the "Settlement Agreement").

The words “RELEASORS” and “RELEASEES” include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally but only by a writing signed by all the parties.

C-1

IN WITNESS WHEREOF, the RELEASOR has caused this RELEASE to be executed on the 2nd of November, 2015.

xG TECHNOLOGY INC.

By:
Name: Roger Branton
Title: Chief Financial Officer

Witness

Name:

C-2